Filed under Rules 497(e) and 497(k)

Registration No. 033-52742

SUNAMERICA SERIES TRUST

SA VCP Dynamic Allocation Portfolio

SA VCP Dynamic Strategy Portfolio

(each, a “Portfolio”)

Supplement dated October 31, 2022, to each Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information, each dated May 1, 2022, as supplemented and amended to date

At an in-person meeting held on October 13, 2022, the Board of Trustees of SunAmerica Series Trust (the “Trust”) approved an amendment to the Subadvisory Agreement (the “Amendment”) between SunAmerica Asset Management, LLC (“SunAmerica”) and AllianceBernstein L.P. (the “Subadviser”) with respect to each Portfolio. Pursuant to the Amendment, effective November 1, 2022, the subadvisory fee schedule with respect to each Portfolio is as follows:

Portfolio(s)	Annual Rate (as a percentage of the average daily net assets the Subadviser manages in the Portfolio)

SA VCP Dynamic Allocation Portfolio[1]	0.048% on the first $2.5 billion 0.042% on the next $5 billion 0.038% on the next $5 billion 0.030% over $12.5 billion

SA VCP Dynamic Strategy Portfolio[1]	0.048% on the first $2.5 billion 0.042% on the next $5 billion 0.038% on the next $5 billion 0.030% over $12.5 billion

[1]

The average daily net assets for the purpose of calculating the subadvisory fee will be determined on the basis of the combined assets of the SA VCP Dynamic Allocation Portfolio and the SA VCP Dynamic Strategy Portfolio, series of the Trust, and the Dynamic Allocation Fund, a series of VALIC Company I. Assets are combined only while the Subadviser is managing all of the SA VCP Dynamic Allocation Portfolio, the SA VCP Dynamic Strategy Portfolio and the Dynamic Allocation Fund. Otherwise, rates presented above are applied as an annual percentage of the average daily net assets of the applicable Portfolio.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SCSP-86704C-VDA1.3 (10/22)